UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10423

Seligman Investment Grade Fixed Income Fund, Inc.
(Exact name of Registrant as specified in charter)

     100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	9/30

Date of reporting period:	9/30/04

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC. Annual Report September 30, 2004

Seligman
Investment Grade
Fixed Income Fund, Inc.

Annual Report September 30, 2004
Seeking a High Level of
Current Income
Consistent with Prudent
Exposure to Risk

Seligman

140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Manager	2

Performance Overview and
Portfolio Summary	5

Understanding and
Comparing Your
Fund’s Expenses	8

Portfolio of Investments	9

Statement of Assets
and Liabilities	13

Statement of
Operations	14

Statements of
Changes in Net Assets	15

Notes to Financial
Statements	17

Financial Highlights	24

Report of Independent
Registered Public
Accounting Firm	27

Directors and Officers	28

For More
Information	back cover

To The Shareholders

Your annual shareholder report for Seligman Investment Grade Fixed Income Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

For the fiscal year ended September 30, 2004, Seligman Investment Grade Fixed Income Fund, Inc. posted a total return of 1.52% based on the net asset value of Class A shares (excluding the effects of any sales charge). During the same time period, the US investment-grade bond market, as measured by the Lehman Brothers Government/Credit Index, posted a total return of 3.33%, while the Lipper Corporate Debt BBB-Rated Funds Average posted a total return of 4.76%.

We appreciate your confidence in Seligman Investment Grade Fixed Income Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

November 12, 2004

Interview With Your Portfolio Manager

Christopher J. Mahony

Q:	How did Seligman Investment Grade Fixed Income Fund, Inc. perform during the fiscal year ended September 30, 2004?
A:	For the fiscal year ended September 30, 2004, Seligman Investment Grade Fixed Income Fund, Inc. posted a total return of 1.52% based on the net asset value of Class A shares (excluding the effect of any sales charge). During the same time period, the US investment-grade bond market, as measured by the Lehman Brothers Government/Credit Index, posted a total return of 3.33%, while the Lipper Corporate Debt BBB-Rated Funds Average posted a total return of 4.76%.

Q:	What market conditions and events materially affected the Fund’s performance during the fiscal year ended September 30, 2004?

A:	At this time last year, the bond market had traded off dramatically, particularly 10-year Treasury bonds, which saw their yields rise by 100 basis points. This past year was much less volatile than the previous year, with spreads tight and bonds generally trading within a narrow range. The bond market was slow from the standpoint of issuance and secondary trading. Corporate issuance was light, and this dampened market activity in general. The decrease in issuance is due to the fact that last year we had seen interest rates at 40-year lows; in general, those who wanted to issue bonds to take advantage of lower rates had already done so.

US economic growth picked up steam during the first half of the Fund’s fiscal year, then appeared to slow somewhat in the second calendar quarter of 2004. Job growth has continued to lag the relative strength in gross domestic product (GDP) growth. Oil prices surged to more than $50 a barrel toward the end of the period under review, causing concern among investors, but inflation has remained low (which tends to be positive for long-term interest rates). The Federal Reserve Board raised the short-term federal funds rate on three occasions during the Fund’s fiscal year (in June, August, and September of 2004), for a total increase of 0.75%. The Fed raised rates an additional 0.25% in November. Given the Fed’s moves, we had expected a bear flattening in the bond market; in other words, we expected higher rates across the yield curve. Surprisingly, however, long-term bonds rallied, and what we witnessed was a bull flattening in which short-term ra tes rose and yields on long-term bonds declined. We believe there is no fundamental reason for long-term rates to move as low as they have, but for the moment, we believe the market is ignoring economic fundamentals. In our view, some of the factors contributing to the fall in long-term rates include: higher oil prices, low inflation, and an abundance of cash coming in from foreign investors.

Corporate bonds had performed strongly beginning in late 2002 and throughout most of 2003, and it seemed to us unlikely that they would repeat this strength during the fiscal year ended September 30, 2004. However, while corporate bonds did not perform as well as they had during the previous year, they did perform better than expected, particularly the lower-quality, higher-beta issues.

Interview With Your Portfolio Manager

Christopher J. Mahony

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?
A:	At the beginning of the period under review, we had moved the Fund’s portfolio to a more defensive positioning in light of our view that things were looking better from an economic and geopolitical standpoint. We anticipated that the yield curve would flatten and that the Federal Reserve would become active and begin raising interest rates. The portfolio went from a long to a neutral to a short duration exposure. Duration is the average amount of time it takes to receive interest and principal on a bond. It is a measure of sensitivity to changing interest rates. The longer the duration, typically the more sensitive the portfolio is to changing interest rates. We avoided Treasuries because we thought that any increase in interest rates would cause these bonds to lose principal value. We had moved out of corporate bonds somewhat, given the fact that they had performed so well in 2003 and the fact that they were richly valued. Instead, the portfolio increas ed its exposure to US government agency issues and to mortgage-backed securities, where we believed we could find more value. In the mortgage sector, we bought very high-quality liquid pass-throughs issued by Fannie Mae and Freddie Mac. We upgraded the portfolio’s corporate credit quality, focusing on sectors such as financials and industrials. We also made a move from fixed-rate to floating-rate notes. By and large, this is how the portfolio was positioned throughout the period under review.

As rates rallied in the second quarter of 2004, the portfolio continued to be defensively positioned with a shorter duration than the Lehman Index. This had a negative impact on the Fund’s relative performance when, atypically, long-term rates fell after the Fed began to raise short-term rates. During this period, long-term bonds outperformed shorter-term holdings. The Fund’s relative performance was also hurt by its underweighting in corporate bonds, specifically its underweight in lower-quality corporates. The Fund had less exposure to corporate bonds than did the Lehman Index, and the Fund’s holdings were higher-quality. However, the market rewarded risk more than we expected.

On the other hand, the Fund’s exposure to mortgages helped performance, as this added yield. The flattening of the yield curve (i.e., short-term rates rising while long-term rates rise less or even fall) also helped the Fund in this regard. By owning floating rate notes, our coupons (interest payments) have moved higher in conjunction with short-term rates.

A Team Approach

Seligman Investment Grade Fixed Income Fund, Inc. is managed by the investment-grade team of Seligman’s Fixed Income Team. The investment-grade team is led by Christopher Mahony, who is assisted in the management of the Fund by seasoned research professionals who identify primarily long-term bonds issued or guaranteed by the US government, its agencies, and instrumentalities in order to seek high current income. Investment-grade team members include Paul Pertusi and Sau Lin Wu (trader). The Seligman Fixed Income Team is led by Kendall C. Peterson, CFA and also includes Jeff Gallo and Paul Langlois.

Interview With Your Portfolio Manager

Christopher J. Mahony

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview
and Portfolio Summary

This section of the Annual Report is intended to help you understand the performance of Seligman Investment Grade Fixed Income Fund and to provide a summary of the portfolio characteristics of the Fund.

Performance data quoted in this Annual Report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Investors may obtain total returns current to the most recent month-end by calling (800) 221-2450 or by going to www.seligman.com.1 Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes than an investor may pay on distributions or the redemption of shares. J. & W. Seligman & Co. Incorporated (the “Manager”) has contractually undertaken to reimburse expenses other than management fees and distribution and service fees. Absent such reimbursements, returns and yields would have been lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.

The following chart compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, Class B shares, with the 3% CDSC, Class C shares, with the initial 1% maximum sales charge, and Class D shares, without the 1% CDSC, to a $10,000 investment made in the Lehman Brothers Government/Credit Index (“Lehman Index”) since the commencement of operations on October 1, 2001, through September 30, 2004. The performance of Class I and Class R shares, which commenced on later dates, and of Class A, Class B, Class C and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in the following chart but is included in the total returns table. The performance of Class I and Class R shares will differ from the performance shown for Class A, Class B, Class C, and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Lehman Index does not include the effect of taxes, fees or sales charges.

An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

See footnote on page 7.

Performance Overview
and Portfolio Summary

Investment Results

Total Returns
For the Periods Ended September 30, 2004

				Average Annual

			Class A, B, C	Class I	Class R
			and D Since	Since	Since
	Six		Inception	Inception	Inception
Class A	Months*	One Year	10/1/01	11/30/01	4/30/03

With Sales Charge	(5.04)%	(3.26)%	2.92%	n/a	n/a

Without Sales Charge	(0.30)	1.52	4.62	n/a	n/a

Class B

With CDSC†	(5.59)	(4.11)	2.91	n/a	n/a

Without CDSC	(0.67)	0.77	3.85	n/a	n/a

Class C

With Sales Charge and CDSC††	(2.57)	(1.26)	3.51	n/a	n/a

Without Sales Charge and CDSC	(0.67)	0.77	3.85	n/a	n/a

Class D

With 1% CDSC	(1.65)	(0.21)	n/a	n/a	n/a

Without CDSC	(0.67)	0.77	3.85	n/a	n/a

Class I	(0.20)	1.76	n/a	4.99%	n/a

Class R

With 1% CDSC	(1.39)	0.33	n/a	n/a	n/a

Without CDSC	(0.40)	1.31	n/a	n/a	2.32%

Lehman Index‡	0.27	3.33	6.25	6.39	3.72

Lipper Corporate Debt
BBB Rated Funds Average‡	0.63	4.76	4.85	6.54	5.25

See footnotes on page 7.

Performance Overview
and Portfolio Summary

					Dividend and Capital Gain Per Share and
					Yield Information
Net Asset Value Per Share					For the Period Ended September 30, 2004

	9/30/04	3/31/04	9/30/03		Dividendsø	Capital Gainø	SEC 30-Day Yieldøø

Class A	$7.29	$7.41	$7.48		$0.205	$0.094	2.22%

Class B	7.29	7.41	7.48		0.150	0.094	1.60

Class C	7.29	7.41	7.48		0.150	0.094	1.57

Class D	7.29	7.41	7.48		0.151	0.094	1.59

Class I	7.29	7.41	7.48		0.223	0.094	2.45

Class R	7.29	7.41	7.48		0.189	0.094	2.14

Weighted Average Maturity			10.14 years

Portfolio Composition

				Percent of Total

				9/30/04	9/30/03	Moody’s Ratings#

US Government Securities				22.2%	26.7%	Aaa	80.0%

Government Agency Securities				13.5	11.0	Aa	4.6

Government Agency Mortgage-Backed Securities				19.2	21.2	A	10.3

Corporate Bonds				20.1	25.1	Baa	5.1

Short-Term Securities				25.0	16.0		100.0

Total				100.0	100.0

[1]	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

*	Returns for periods of less than one year are not annualized.

†	The CDSC is 5% for periods of one year or less and 3% since inception.

††	The CDSC is 1% for periods of 18 months or less.

‡	The Lehman Index and the Lipper Corporate Debt BBB-Rated Funds Average (the Lipper Average) are unmanaged benchmarks that assume reinvestment of all distributions. The Lehman Index is composed of all bonds that are investment grade (rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's). The Lipper Average is an index of mutual funds that invest primarily in corporate and government debt issues rated in the top four grades. The Lehman Index excludes the effect of taxes, fees and sales charges, and the Lipper Average excludes the effect of taxes and sales charges. Investors cannot invest directly in an index or average.

ø	Represents per share amount paid or declared for the year ended September 30, 2004.

øø	Current yield, representing the annualized yield for the 30-day period ended September 30, 2004, has been computed in accordance with SEC regulations and will vary. During the period, the Manager reimbursed expenses of each class. Without these reimbursements the yields would have been as follows:
Class A	Class B	Class C	Class D	Class I	Class R

1.36%	0.68%	0.67%	0.68%	2.26%	1.20%

#  Credit ratings are those issued by Moody’s Investors Services, Inc. Percentages are based on current market values of long-term holdings at September 30, 2004. Holdings and credit ratings are subject to change.

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees, and other fund expenses. The information below is intended to help you understand the ongoing expenses (in dollars) you incur when investing in the Fund and to compare them with the ongoing expenses incurred when investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested on April 1, 2004 and held for the entire six-month period ended September 30, 2004.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Fund you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

			Actual		Hypothetical

	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	4/1/04	Ratio*	9/30/04	4/1/04 to 9/30/04	9/30/04	4/1/04 to 9/30/04

Class A	$1,000.00	1.25%	$997.00	$6.22	$1,018.75	$6.29

Class B	1,000.00	2.00%	993.30	9.94	1,015.00	10.05

Class C	1,000.00	2.00%	993.30	9.94	1,015.00	10.05

Class D	1,000.00	2.00%	993.30	9.94	1,015.00	10.05

Class I	1,000.00	0.99%	998.00	4.93	1,019.90	4.99

Class R	1,000.00	1.50%	996.00	7.46	1,017.80	7.54

*	Expenses of Class B, Class C, Class D, Class R and Class I shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges. The Manager has contractually undertaken to reimburse expenses other than management fee and 12b-1 fees to the extent that they exceed 0.50% per annum of average net assets through December 31, 2004. Absent such waiver, the expense ratios and expenses paid for the period would have been higher.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period April 1, 2004 to September 30, 2004, multiplied by the average account value over the period, multiplied by 183/366 (number of days in the period).

Portfolio of Investments
September 30, 2004

	Principal Amount	Value
US Government and
Government Agency Securities 54.8%

US Government Securities 22.2%

US Treasury Bonds

5.375%, 2/15/2031	$1,910,000	$2,046,685

US Treasury Notes:

2.625%, 11/15/2006	1,270,000	1,269,951

3%, 11/15/2007	600,000	601,946

3.125%, 10/15/2008	585,000	584,315

3.125%, 4/15/2009	720,000	715,360

5%, 8/15/2011	305,000	327,887

4.25%, 11/15/2013	1,290,000	1,307,033

Total US Government Securities		6,853,177

Government Agency Securities 13.5%

Federal Home Loan Mortgage (“Freddie Mac”)Ø:

4.125%, 2/24/2011	480,000	473,057

4.75%, 10/11/2012	210,000	209,471

4.65%, 10/10/2013	1,640,000	1,634,078

5.5%, 8/20/2019	740,000	740,900

Federal National Mortgage Association (“Fannie Mae”)Ø:

2.81%, 9/28/2006	745,000	743,960

2.5%, 7/16/2007	5,000	4,921

Private Export Funding, 5.685%, 5/15/2012	330,000	358,478

Total Government Agency Securities		4,164,865

Government Agency Mortgage-Backed Securities†Ø 19.1%

Freddie Mac Gold:

4.5%, 11/1/2007	283,992	287,273

5.5%, 6/1/2018	126,644	131,052

6.5%, 7/1/2032	473,963	497,745

6%, 12/1/2032	410,880	425,124

5.5%, 4/1/2033	554,733	563,717

4.5%, 8/1/2033	1,674,511	1,617,518

5%, 8/1/2033	153,256	152,285

See footnotes on page 12.

Portfolio of Investments
September 30, 2004

	Principal Amount	Value
Government Agency Mortgage-Backed Securities†Ø (continued)

Fannie Mae:

7%, 1/1/2008	$56,700	$60,157

7%, 2/1/2012	28,424	30,157

6.5%, 5/1/2017	78,081	82,737

5.5%, 2/1/2018	165,861	171,737

7%, 1/1/2032	92,266	97,934

7%, 5/1/2032	206,692	219,388

5.5%, 8/1/2033	272,520	276,810

5%, 5/1/2034	1,305,431	1,293,741

Total Government Agency Mortgage-Backed Securities		5,907,375

Total US Government and
Government Agency Securities (Cost $16,741,964)		16,925,417

Corporate Bonds 20.1%

Aerospace and Defense 0.6%

Boeing Capital 5.8%, 1/15/2013	165,000	177,329

Beverages 0.2%

Anheuser-Busch 4.625%, 2/1/2015	55,000	54,596

Capital Markets 1.3%

Goldman Sachs Group 5%, 10/1/2014	125,000	123,885

Morgan Stanley 3.875%, 1/15/2009	285,000	285,310

		409,195

Chemicals 1.1%

E.I. du Pont de Nemours 4.875%, 4/30/2014	345,000	352,133

Commercial Banks 2.2%

Bank One 5.9%, 11/15/2011	235,000	251,920

KeyBank 5%, 7/17/2007	205,000	213,506

SunTrust Banks 4.25%, 10/15/2009	200,000	202,918

		668,344

Commercial Services and Supplies 0.4%

International Lease Finance 6.375%, 3/15/2009	100,000	109,648

Computers and Peripherals 0.6%

International Business Machines 8.375%, 11/1/2019	145,000	191,401

See footnotes on page 12.

Portfolio of Investments
September 30, 2004

	Principal Amount	Value
Coporate Bonds (continued)

Consumer Finance 3.9%

Capital One Bank 5.75%, 9/15/2010	$220,000	$234,830

Ford Motor Credit 7.375%, 10/28/2009	80,000	87,720

Ford Motor Credit 7%, 10/1/2013	320,000	338,898

General Motors Acceptance 2.51%, 1/16/2007	385,000	385,866

SLM 4%, 1/15/2009	165,000	165,536

		1,212,850

Diversified Financial Services 2.3%

CIT Group 4.75%, 12/15/2010	190,000	192,984

Citigroup 2%, 6/9/2009	150,000	150,270

General Electric Capital 2.148%, 9/15/2014	360,000	360,395

		703,649

Diversified Telecommunication Services 1.5%

Sprint Capital 8.375%, due 3/15/2012	390,000	473,020

Food and Staples Retailing 1.1%

Safeway 7.5%, 9/15/2009	295,000	334,477

Health Care Providers and Services 0.5%

UnitedHealth Group 3.3%, 1/30/2008	160,000	159,094

Household Durables 0.4%

Fortune Brands 2.875%, 12/1/2006	135,000	134,576

Household Products 0.8%

Procter & Gamble 6.88%, 9/15/2009	205,000	233,550

Media 0.6%

Time Warner 9.15%, 2/1/2023	135,000	174,418

Multi-Utilities and Unregulated Power 2.0%

Carolina Power & Light 5.95%, 3/1/2009	245,000	262,630

Dominion Resources 6.75%, 12/15/2032	155,000	166,142

Duke Capital 4.37%, 3/1/2009	110,000	111,021

Duke Energy 5.30%, 10/1/2015	75,000	77,371

		617,164

See footnotes on page 12.

Portfolio of Investments
September 30, 2004

Total Investments (Cost $30,593,532) 99.9%
	Principal Amount	Value

Coporate Bonds (continued)

Wireless Telecommunication Services 0.6%
Verizon Wireless Capital 5.375%, 12/15/2006	$180,000	$188,512

Total Corporate Bonds (Cost $6,145,793)		6,193,956

Short Term Holdings 25.0%
Government Agency SecuritiesØ 19.8%

Freddie Mac 1.72%, 10/12/2004	6,100,000	6,096,775

Repurchase Agreement 5.2%
State Street Bank and Trust 1.58%, dated 9/30/2004,
maturing 10/1/2004, collateralized by: $1,609,000
US Treasury Note, 4.25%, 11/15/2013,
with a fair market value of $1,658,300	1,609,000	1,609,000

Total Short Term Holdings (Cost $7,705,775)		7,705,775

		30,825,148

Other Assets Less Liabilities 0.1%		33,519

Net Assets 100.0%		$30,858,667

†	Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.

ø	Securities issued by these agencies are neither guaranteed nor insured by the United States Government.

See Notes to Financial Statements.

Statement of Assets and Liabilities
September 30, 2004

Assets:

Investments, at value:

US Government and Government Agency Securities (Cost $16,741,964)	$16,925,417

Corporate Bonds (Cost $6,145,793)	6,193,956

Short-term holdings (Cost $7,705,775)	7,705,775

Total investments (Cost $30,593,532)	30,825,148

Interest receivable	217,014

Receivable from the Manager (Note 5)	24,967

Receivable for Capital Stock sold	21,644

Expenses prepaid to shareholder service agent	13,167

Other	33,384

Total Assets	31,135,324

Liabilities:

Payable for securities purchased	130,146

Payable for Capital Stock repurchased	41,853

Dividends payable	23,717

Bank overdraft	13,645

Management fees payable	12,618

Distribution and service fees payable	10,192

Accrued expenses and other	44,486

Total Liabilities	276,657

Net Assets	$30,858,667

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 1,000,000,000
shares authorized; 4,235,209 shares outstanding):

Class A	$2,334

Class B	580

Class C	228

Class D	305

Class I	788

Class R	—

Additional paid-in capital	30,870,751

Dividends in excess of net investment income	(30,812)

Accumulated net realized loss	(217,123)

Net unrealized appreciation of investments	231,616

Net Assets	$30,858,667

Net Asset Value Per Share:

Class A ($17,008,458 ÷ 2,334,346 shares)	$7.29

Class B ($4,222,826 ÷ 579,510 shares)	$7.29

Class C ($1,664,547 ÷ 228,442 shares)	$7.29

Class D ($2,221,033 ÷ 304,845 shares)	$7.29

Class I ($5,740,257 ÷ 787,854 shares)	$7.29

Class R ($1,546 ÷ 212 shares)	$7.29

See Notes to Financial Statements.

13

Statement of Operations
For the Year Ended September 30, 2004

Investment Income:

Interest	$1,059,107

Expenses:

Shareholder account services	226,332

Management fee	149,774

Distribution and service fees	128,603

Registration	78,869

Auditing and legal fees	46,270

Shareholder reports and communications	21,327

Custody and related services	19,673

Directors fees and expenses	6,336

Miscellaneous	5,901

Total Expenses Before Reimbursement	683,085

Reimbursement of expenses (Note 5)	(255,075)

Total Expenses After Reimbursement	428,010

Net Investment Income	631,097

Net Realized and Unrealized Loss on Investments:

Net realized loss on investments	(33,725)

Net change in unrealized appreciation of investments	(197,459)

Net Loss on Investments	(231,184)

Increase in Net Assets from Operations	$399,913

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended September 30,

	2004	2003

Operations:

Net investment income	$631,097	$523,295

Net realized gain (loss) on investments	(33,725)	731,527

Net change in unrealized appreciation of investments	(197,459)	(9,819)

Increase in Net Assets from Operations	399,913	1,245,003

Distributions to Shareholders:

Dividends from net investment income:*

Class A	(375,233)	(332,339)

Class B	(69,292)	(72,904)

Class C	(27,759)	(22,285)

Class D	(37,894)	(29,432)

Class I	(120,887)	(66,324)

Class R	(32)	(11)

Total	(631,097)	(523,295)

Dividends in excess of net investment income:*

Class A	(86,058)	(75,892)

Class B	(23,538)	(20,385)

Class C	(9,432)	(6,324)

Class D	(13,016)	(8,218)

Class I	(25,093)	(14,272)

Class R	(8)	(7)

Total	(157,145)	(125,098)

Net realized short-term gain on investments:*

Class A	(166,252)	(91,741)

Class B	(47,942)	(23,007)

Class C	(19,227)	(4,381)

Class D	(23,283)	(9,102)

Class I	(44,801)	(13,586)

Class R	(17)	—

Total	(301,522)	(141,817)

Net realized long-term gain on investments:

Class A	(26,682)	(15,292)

Class B	(7,694)	(3,835)

Class C	(3,086)	(730)

Class D	(3,731)	(1,517)

Class I	(7,190)	(2,264)

Class R	(3)	—

Total	(48,386)	(23,638)

Decrease in Net Assets from Distributions	(1,138,150)	(813,848)

See footnotes on page 16.		(Continued on page 16.)
15

Statements of Changes in Net Assets (continued)

	Year Ended September 30,

	2004	2003

Transactions in Capital Stock:

Net proceeds from sales of shares	$6,110,582	$8,004,486

Investment of dividends	650,389	516,412

Exchanged from associated funds	5,419,918	19,803,902

Shares issued in payment of gain distributions	291,665	127,441

Total	12,472,554	28,452,241

Cost of shares repurchased	(5,360,264)	(4,857,142)

Exchanged into associated funds	(2,740,309)	(10,271,691)

Total	(8,100,573)	(15,128,833)

Increase in Net Assets from Transactions in Capital Stock	4,371,981	13,323,408

Increase in Net Assets	3,633,744	13,754,563

Net Assets:

Beginning of year	27,224,923	13,470,360

End of year (Net of dividends in excess of net investment
income of $30,812 and $76,593, respectively)	$30,858,667	$27,224,923

*For tax purposes, these distributions are considered ordinary income.
See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization — Seligman Investment Grade Fixed Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on June 21, 2001 as an open-end, diversified management investment company. The Fund had no operations prior to October 1, 2001 (commencement of operations) other than those related to organizational matters and the sale and issuance to Seligman Advisors, Inc. (the “Distributor”) of 14,006 shares of Capital Stock for $100,003 on August 23, 2001.

2.	Multiple Classes of Shares — The Fund offers six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman registered investment company (“Seligman Funds”), the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain redemptions made within one year of purchase.

Class I shares became effective November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Notes to Financial Statements

a.	Security Valuation — Investments in US Government and Government agency securities, bonds and asset-backed securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or are valued by Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on bonds and other debt securities for financial reporting purposes. Dividends receivable and payable are recorded on ex-dividend dates.

d.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2004, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

For the year ended September 30, 2004, the Fund repurchased 739,351 shares from shareholders aggregating $5,360,264, of which approximately $39,000 represents capital gain distributions. This information is provided for federal tax purposes only.

Notes to Financial Statements

4.	Purchases and Sales of Securities — Purchases and sales of securities, excluding US Government and government agency securities and short-term investments, for the year ended September 30, 2004, amounted to $23,274,242 and $24,999,179, respectively; purchases and sales of US Government and government agency securities were $38,244,961 and $34,690,934, respectively.

At September 30, 2004, the cost of investments for federal income tax purposes was $30,690,788. The tax basis cost was greater than the cost for financial reporting purposes due to tax deferral of losses on wash sales in the amount of $66,444 and the amortization of premiums for financial reporting purposes of $30,812. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $202,046 and $67,685, respectively.

5.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund’s average daily net assets. The Manager has contractually undertaken to reimburse the Fund’s expenses, other than management fees and distribution and service fees, that exceed 0.50% per annum of the Fund’s average daily net assets through December 31, 2004. For the year ended September 30, 2004, the amount of expenses reimbursed by the Manager to the Fund was $255,075. At September 30, 2004, the Manager owed the Fund $24,967 relating to the reimbursement.

The Distributor, agent for the distribution of the Fund’s shares, and an affiliate of the Manager, received concessions of $1,123 from sales of Class A shares. Commissions of $7,045 and $1,173 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees monthly to the Fund pursuant to the Plan. For the year ended September 30, 2004, fees incurred under the Plan aggregated $40,915 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended September 30, 2004, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares amounted to $44,863, $18,003, $24,815 and $7, respectively.

Notes to Financial Statements

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended September 30, 2004, such charges amounted to $6,424.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. Prior to August 1, 2004, in connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended September 30, 2004, amounted to $15,621.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 2004, Seligman Services, Inc. received commissions of $54 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $1,143 pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $226,332 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of September 30, 2004, the Fund’s potential obligation under the Guaranties is $53,300. As of September 30, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data corp. is cha rged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at September 30, 2004, of $816 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6.	Committed Line of Credit — The Fund is a participant in a joint $425 million committed line of credit that is shared by substantially all open-end funds in the Seligman Funds. The directors currently have limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of participating banks. For the year ended September 30, 2004, the Fund did not borrow from the credit facility.

Notes to Financial Statements

7.	Transactions in Capital Stock — The Fund has authorized one billion shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

		Year Ended September 30,

	2004		2003

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	417,569	$3,048,731	512,901	$3,758,587

Investment of dividends	49,709	362,220	42,885	315,515

Exchanged into associated funds	284,736	2,081,462	1,816,143	13,475,803

Shares issued in payment
of gain distribution	20,931	152,993	11,790	85,125

Conversion from Class B**	13,746	100,233	—	—

Total	786,691	5,745,639	2,383,719	17,635,030

Cost of shares repurchased	(321,801)	(2,340,988)	(427,653)	(3,137,554)

Exchanged into associated funds	(144,346)	(1,057,529)	(874,721)	(6,618,573)

Total	(466,147)	(3,398,517)	(1,302,374)	(9,756,127)

Increase	320,544	$2,347,122	1,081,345	$7,878,903

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	14,787	$107,632	48,561	$357,066

Investment of dividends	9,066	66,121	8,991	66,172

Exchanged into associated funds	253,876	1,852,081	529,275	3,899,950

Shares issued in payment
of gain distribution	5,992	43,734	1,651	11,922

Total	283,721	2,069,568	588,478	4,335,110

Cost of shares repurchased	(154,351)	(1,117,520)	(111,110)	(817,764)

Exchanged into associated funds	(130,153)	(946,971)	(293,942)	(2,171,962)

Conversion to Class A**	(13,738)	(100,180)	—	—

Total	(298,242)	(2,164,671)	(405,052)	(2,989,726)

Increase (decrease)	(14,521)	$(95,103)	183,426	$1,345,384

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	34,054	$247,315	162,993	$1,197,432

Investment of dividends	3,741	27,269	2,778	20,475

Exchanged into associated funds	48,619	356,085	214,655	1,577,298

Shares issued in payment
of gain distribution	2,359	17,247	669	4,834

Total	88,773	647,916	381,095	2,800,039

Cost of shares repurchased	(74,858)	(539,452)	(56,355)	(414,788)

Exchanged into associated funds	(34,569)	(250,164)	(161,567)	(1,183,150)

Total	(109,427)	(789,616)	(217,922)	(1,597,938)

Increase (decrease)	(20,654)	$(141,700)	163,173	$1,202,101

Notes to Financial Statements

		Year Ended September 30,

	2004			2003

Class D	Shares	Amount	Shares		Amount

Net proceeds from sales of shares	72,918	$530,266	96,921		$711,804

Investment of dividends	6,778	49,369	4,838		35,567

Exchanged into associated funds	154,932	1,130,290	115,463		850,851

Shares issued in payment
of gain distribution	3,670	26,804	1,345		9,710

Total	238,298	1,736,729	218,567		1,607,932

Cost of shares repurchased	(153,624)	(1,111,963)	(49,724)		(367,951)

Exchanged into associated funds	(67,289)	(485,645)	(40,555)		(298,006)

Total	(220,913)	(1,597,608)	(90,279)		(665,957)

Increase	17,385	$139,121	128,288		$941,975

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	298,624	$2,176,584	269,320	$1,978,097

Investment of Dividends	19,961	145,370	10,696	78,667

Shares issued in payment
of gain distribution	6,959	50,868	2,195	15,850

Total	325,544	2,372,822	282,211	2,072,614

Cost of shares repurchased	(34,717)	(250,341)	(15,912)	(119,085)

Increase	290,827	$2,122,481	266,299	$1,953,529

	Year Ended		April 30, 2003* to
	September 30, 2004		September 30, 2003

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	—	$—	202	$1,500

Investment of Dividends	5	40	2	16

Shares issued in payment
of gain distribution	3	19	—	—

Increase	8	$59	204	$1,516

*	Commencement of offering of shares.

**	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date. The amount of dividends accrued on Class B shares between the last dividend payment date and the conversion date is invested in Class A shares and is included in the conversion from Class B amount.

8.	Capital Loss Carryforward — At September 30, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $33,578, which is available for offset against future taxable net capital gains, expiring in 2012. Accordingly, no capital gain distribution is expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforward.

In addition, the Fund elected to defer to October 1, 2004, the recognition for tax purposes of net losses of $117,101 realized on sales of investments after October 31, 2003. These losses will be available to offset future taxable net gains.

Notes to Financial Statements

9.	Other Matters — The circumstances described below relate to certain regulatory matters affecting certain of the Seligman Funds. Seligman Investment Grade Fixed Income Fund, Inc. was not affected by these circumstances and, accordingly, did not receive any payments from the Manager.

The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman Funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager has also reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This practice is permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide addit ional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance from its inception. Certain information reflects financial results for a single share of Capital Stock of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

		Class A			Class B

	Year Ended September 30,			Year Ended September 30,

	2004	2003	2002	2004	2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$7.48	$7.41	$7.14	$7.48	$7.41	$7.14

Income from Investment Operations:

Net investment income	0.17	0.18	0.23	0.11	0.13	0.17

Net realized and unrealized gain (loss)
on investments	(0.06)	0.17	0.29	(0.06)	0.17	0.30

Total from Investment Operations	0.11	0.35	0.52	0.05	0.30	0.47

Less Distributions:

Dividends from net investment income	(0.17)	(0.18)	(0.23)	(0.11)	(0.13)	(0.18)

Dividends in excess of net
investment income	(0.04)	(0.04)	(0.02)	(0.04)	(0.04)	(0.02)

Distributions from net realized capital gain	(0.09)	(0.06)	—	(0.09)	(0.06)	—

Total Distributions	(0.30)	(0.28)	(0.25)	(0.24)	(0.23)	(0.20)

Net Asset Value, End of Year	$7.29	$7.48	$7.41	$7.29	$7.48	$7.41

Total Return:	1.52%	4.94%	7.48%	0.77%	4.17%	6.69%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$17,008	$15,055	$6,906	$4,223	$4,441	$3,041

Ratio of expenses to average net assets	1.25%	1.25%	1.25%	2.00%	2.00%	2.00%

Ratio of net income to average net assets	2.29%	2.46%	3.18%	1.54%	1.71%	2.43%

Portfolio turnover rate	249.13%	508.53%	253.47%	249.13%	508.53%	253.47%

Without expense reimbursement:†

Ratio of expenses to average net assets	2.27%	2.50%	5.52%	3.02%	3.25%	6.27%

Ratio of net income (loss) to
average net assets	1.27%	1.21%	(1.09)%	0.52%	0.46%	(1.85)%

See footnotes on page 26.

Financial Highlights

		Class C			Class D

	Year Ended September 30,			Year Ended September 30,

	2004	2003	2002	2004	2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$7.48	$7.41	$7.14	$7.48	$7.41	$7.14

Income from Investment Operations:

Net investment income	0.11	0.13	0.17	0.11	0.13	0.17

Net realized and unrealized gain (loss)
on investments	(0.06)	0.17	0.30	(0.06)	0.17	0.30

Total from Investment Operations	0.05	0.30	0.47	0.05	0.30	0.47

Less Distributions:

Dividends from net investment income	(0.11)	(0.13)	(0.18)	(0.11)	(0.13)	(0.18)

Dividends in excess of net
investment income	(0.04)	(0.04)	(0.02)	(0.04)	(0.04)	(0.02)

Distributions from net realized capital gain	(0.09)	(0.06)	—	(0.09)	(0.06)	—

Total Distributions	(0.24)	(0.23)	(0.20)	(0.24)	(0.23)	(0.20)

Net Asset Value, End of Year	$7.29	$7.48	$7.41	$7.29	$7.48	$7.41

Total Return:	0.77%	4.17%	6.69%	0.77%	4.17%	6.69%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$1,665	$1,862	$636	$2,221	$2,149	$1,179

Ratio of expenses to average net assets	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Ratio of net income to average net assets	1.54%	1.71%	2.43%	1.54%	1.71%	2.43%

Portfolio turnover rate	249.13%	508.53%	253.47%	249.13%	508.53%	253.47%

Without expense reimbursement:†

Ratio of expenses to average net assets	3.02%	3.25%	6.27%	3.02%	3.25%	6.27%

Ratio of net income (loss) to
average net assets	0.52%	0.46%	(1.85)%	0.52%	0.46%	(1.85)%

See footnotes on page 26.

Financial Highlights

		Class I			Class R

	Year Ended September 30,		11/30/01**		Year Ended	4/30/03**
			to		September 30,	to
	2004	9/30/03	9/30/02		2004	9/30/03

Per Share Data:

Net Asset Value, Beginning of Period	$7.48	$7.41	$7.13		$7.48	$7.42

Income from Investment Operations:

Net investment income	0.18	0.20	0.20		0.15	0.06

Net realized and unrealized gain (loss)
on investments	(0.06)	0.17	0.30		(0.06)	0.09

Total from Investment Operations	0.12	0.37	0.50		0.09	0.15

Less Distributions:

Dividends from net investment income	(0.18)	(0.20)	(0.20)		(0.15)	(0.06)

Dividends in excess of net
investment income	(0.04)	(0.04)	(0.02)		(0.04)	(0.03)

Distributions from net realized capital gain	(0.09)	(0.06)	—		(0.09)	—

Total Distributions	(0.31)	(0.30)	(0.22)		(0.28)	(0.09)

Net Asset Value, End of Period	$7.29	$7.48	$7.41		$7.29	$7.48

Total Return:	1.76%	5.26%	7.19%		1.31%	1.98%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$5,740	$3,715	$1,709		$2	$2

Ratio of expenses to average net assets	0.98%	1.00%	1.00	%*	1.50%	1.50	%*

Ratio of net income to average net assets	2.56%	2.71%	3.37	%*	2.04%	1.94	%*

Portfolio turnover rate	249.13%	508.53%	253.47	%††	249.13%	508.53	%†††

Without expense reimbursement:†

Ratio of expenses to average net assets	0.98%	1.08%	5.10	%*	2.52%	1.69	%*

Ratio of net income (loss) to average
net assets	2.56%	2.63%	(0.73	)%*	1.02%	1.75	%*

*	Annualized.
**	Commencement of offering of shares.
†	The Manager has agreed to reimburse certain expenses of the Fund.
††	For the year ended September 30, 2002.
†††	For the year ended September 30, 2003.
See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Investment Grade Fixed Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Investment Grade Fixed Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Investment Grade Fixed Income Fund, Inc. as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
November 19, 2004

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (67)[2,3] • Director: 2003 to Date • Oversees 60 Portfolios in Fund Complex
Chairman, Chief Executive Officer and Director, KeySpan Corporation (diversified energy, gas and electrical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director or Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., and The Houston Exploration Company (oil and gas exploration, development and production companies), Edison Electric Institute, New York State EnergyResearch and Development Authority, Independence Community Bank,Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (75)[1,3] • Director: 2001 to Date • Oversees 61 Portfolios in Fund Complex	Dean Emeritus, Fletcher School of Law and Diplomacy at TuftsUniversity; Director or Trustee of each of the investment companies ofthe Seligman Group of Funds†; and Chairman Emeritus, AmericanCouncil on Germany. Formerly, Governor of the Center for CreativeLeadership; Director, Raytheon Co. (defense and commercial electronics)and USLIFE Corporation (life insurance). From June 1987 to June 1992,Mr. Galvin was the Supreme Allied Commander, Europe and theCommander-in-Chief, United States European Command.

Alice S. Ilchman (69)[2,3] • Director: 2001 to Date • Oversees 61 Portfolios in Fund Complex	President Emerita, Sarah Lawrence College; Director or Trustee of each ofthe investment companies of the Seligman Group of Funds†; Director,Jeannette K. Watson Summer Fellowship (summer internships for collegestudents); Trustee, Save the Children (non-profit child-assistance organi-zation) and the Committee for Economic Development; Governor, Courtof Governors, London School of Economics; and Director, PublicBroadcasting Service (PBS). Formerly, Chairman, The RockefellerFoundation (charitable foundation) and Director, New York TelephoneCompany.

Frank A. McPherson (71)[2,3] • Director: 2001 to Date • Oversees 61 Portfolios in Fund Complex	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGeeCorporation (diversified energy and chemical company); Director or Trusteeof each of the investment companies of the Seligman Group of Funds†;Director, ConocoPhillips (integrated international oil corporation), IntegrisHealth (owner of various hospitals), BOK Financial (bank holding compa-ny), Oklahoma Chapter of the Nature Conservancy, Oklahoma MedicalResearch Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma CityPublic Schools Foundation and Oklahoma Foundation for Excellence inEducation. Form erly, Director, Kimberly-Clark Corporation (consumer prod-ucts) and the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 31.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund is set forth below.

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John E. Merow (74)[1,3] • Director: 2001 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds †; Director, Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director Emeritus, Municipal Art Society of New York; Executive Committee Member and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; ember of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (62)[1,3] • Director: 2001 to Date • Oversees 61 Portfolios in Fund Complex	Attorney; Director or Trustee of each of the investment companies of theSeligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation(charitable foundation) and World Learning, Inc. (international education-al training). Formerly, Chairman of the Board of Trustees of St. George’sSchool (Newport, RI).

Leroy C. Richie (63)[1,3] • Director: 2001 to Date • Oversees 60 Portfolios in Fund Complex	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (libraryof technical standards); Director or Trustee of each of the investmentcompanies of the Seligman Group of Funds†(except Seligman CashManagement Fund, Inc.); Director, Kerr-McGee Corporation (diversifiedenergy and chemical company) and Infinity, Inc. (oil and gas services andexploration); Director and Chairman, Highland Park Michigan EconomicDevelopment Corp. Formerly, Trustee, New York University Law CenterFoundation; Vice Chairman, Detroit Medical Center and the DetroitEconomic Growth Corp.; Chairman and Chief Executive Officer, CapitalCoating Technologies, Inc. (applied coating technologies); Vice Presidentand General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)[2,3] • Director: 2001 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trusteeof each of the investment companies of the Seligman Group of Funds†.Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (69)[1,3] • Director: 2001 to Date • Oversees 61 Portfolios in Fund Complex	Retired Executive Vice President and Chief Operating Officer, SammonsEnterprises, Inc. (a diversified holding company); Director or Trustee of eachof the investment companies of the Seligman Group of Funds†; Director,CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director andConsultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable televi-sion network).

See footnotes on page 31.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held	Principal Occupation(s) During Past Five Years, Directorships
with Fundø	and Other Information

William C. Morris (66)* • Director and Chairman of the Board: 2001 to Date • Oversees 61 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Boardand Director or Trustee of each of the investment companies of theSeligman Group of Funds†; Chairman, Seligman Advisors, Inc., SeligmanServices, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic prop-pants for oil and gas industry); Director, Seligman Data Corp.; Presidentand Chief Executive Officer, The Metropolitan Opera Association.Formerly, Director, Kerr-McGee Corporation (diversified energy andchemical company) and Chief Executive Officer of each of the investmentcompanies of the Seligman Group of Funds.

Brian T. Zino (52)*• Director and President: 2001 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex	Director and President, J. & W. Seligman & Co. Incorporated; ChiefExecutive Officer, President and Director or Trustee of each of the invest-ment companies of the Seligman Group of Funds†; Director, SeligmanAdvisors, Inc. and Seligman Services, Inc.; Chairman, Seligman DataCorp.; Member of the Board of Governors of the Investment CompanyInstitute; Director, ICI Mutual Insurance Company.

Christopher J. Mahony (41) • Vice President and Portfolio Manager: 2001 to Date	Senior Vice President, Investment Officer of J. & W. Seligman & Co.Incorporated, Vice President and Portfolio Manager of Seligman CashManagement Fund, Inc.; Vice President and Co-Portfolio Manager ofSeligman Income and Growth Fund, Inc.; Vice President of SeligmanHigh-Income Fund Series and Portfolio Manager of its U.S. GovernmentSecurities Series; and Vice President of Seligman Portfolios, Inc. andPortfolio Manager of its Investment Grade Fixed Income Portfolio andCash Management Portfolio and Co-Portfolio Manager of its Income andGrowth Portfolio. Formerly, Senior Portfolio Manager at Fort WashingtonInvestment Advisors, Inc. since 1994; and Portfolio Manager, Neubergerand Berman from 1991 to 1994.

Eleanor T. M. Hoagland (53) • Vice President and Chief Compliance Officer: July 2004 to Date	Senior Vice President, Risk Manager, J. & W. Seligman & Co.Incorporated; Chief Compliance Officer and Vice President of each of theinvestment companies of the Seligman Group of Funds†. Formerly,Managing Director, Partner, and Chief Portfolio Strategist, AMT CapitalManagement from 1994 to 2000.

See footnotes on page 31.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund is set forth below.

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Thomas G. Rose (46) • Vice President: 2001 to Date
Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of eachof the investment companies of the Seligman Group of Funds†, and ofSeligman Services, Inc. and Seligman International, Inc. Formerly,Treasurer of the investment companies of the Seligman Group of Fundsand Seligman Data Corp.

Lawrence P. Vogel (48) • Vice President and Treasurer: 2001 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W.Seligman & Co. Incorporated; Vice President and Treasurer of each of theinvestment companies of the Seligman Group of Funds†; Treasurer,Seligman Data Corp. Formerly, Senior Vice President, Finance,J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., SeligmanInternational, Inc. and Seligman Data Corp., Vice President, SeligmanServices, Inc. and Treasurer, Seligman International, Inc. and SeligmanHenderson Co.

Frank J. Nasta (39) • Secretary: 2001 to Date	Managing Director, General Counsel and Corporate Secretary, J. & W.Seligman & Co. Incorporated; Secretary of each of the investment compa-nies of the Seligman Group of Funds†, and Corporate Secretary, SeligmanAdvisors, Inc., Seligman Services, Inc., Seligman International, Inc. andSeligman Data Corp. Formerly, Senior Vice President, Law and Regulation,J. & W. Seligman & Co. Incorporated, and Corporate Secretary, SeligmanHenderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*	Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017

General Distributor
Seligman Advisors, Inc. 100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017

General Counsel
Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

For More Information
Important Telephone Numbers

(800) 221-2450	Shareholder Services

(800) 445-1777	Retirement Plan Services

(212) 682-7600	Outside the United States

(800) 622-4597	24-Hour Automated Telephone Access Service

Proxy Voting
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio secu- rities during the most recent 12-month period ended June 30, is available to shareholders (i) without charge, upon request, by calling toll-free 800-221- 2450 in the US or collect 212-682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.

This report is intended only for the information of sharehold- ers or those who have received the offering prospectus covering shares of Capital Stock of Seligman Investment Grade Fixed Income Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

TXIG2 9/04

ITEM 2.	CODE OF ETHICS.
	As of September 30, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
	The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
	(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

		2004	2003

	Audit Fees	$22,117	$21,866
	Audit-Related Fees	–	–
	Tax Fees	2,200	2,100
	All Other Fees	–	4,506

	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

	Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

		2004	2003

	Audit-Related Fees	$114,980	$154,350
	Tax Fees	7,800	7,500
	All Other Fees	43,000	–

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) review of certain internal controls of such shareholder service agent’s sub-agent; (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and shareholder service agent (such services were no longer permitted to be performed for the shareholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $167,980 and $168,456, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

FORM N-CSR

ITEM 11. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	December 3, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	December 3, 2004

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	December 3, 2004

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

EXHIBIT INDEX:

Item 11(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

Item 11(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

Item 11(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940

EXHIBIT ITEM 11 (a)(1)
CODE OF ETHICS
FOR PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS
(Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002)

I.	Covered Officers/Purpose of the Code
This code of ethics (the “Code”) for each of the registered investment companies managed by J. & W. Seligman & Co. Incorporated (“Seligman”) (collectively, “Funds” and each a “Fund”) applies to each Fund’s Principal Executive Officer and Principal Financial Officer (the “Covered Officers” each of whom is set forth in Exhibit A) for the purpose of promoting:

honest and ethical conduct, including the ethical handling of actual or apparent conflicts of between personal and professional relationships;

  full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by a Fund;

compliance with applicable laws and governmental rules and regulations;

the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

accountability for adherence to the Code.

Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II.	Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

Overview.

A “conflict of interest” occurs when a Covered Officer’s private interest interferes with the interests of, or his service to, a Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Fund.

Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the

Investment Company Act of 1940 (“Investment Company Act”) and the Investment Advisers Act of 1940 (“Investment Advisers Act”). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as “affiliated persons” of the Fund. The Funds’ and Seligman’s compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and Seligman of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for Seligman, or for both), be involved in establishing policies and implementing decisions that will have different effects on Seligman and the Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between a Fund and Seligman and is consistent with the performance by the Covered Officers of their duties as Officers of the Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of a Fund.

* * *
Each Covered Officer must:

  not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of the Fund;

not cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund;

report at least annually any business affiliations or other business relationships (including those of immediate family members) that have the potential to raise conflicts of interests.

2

These are some conflicts of interest situations that should not occur unless specifically pre-approved by Seligman’s General Counsel, Associate General Counsel or Director of Compliance:

service as a director on the board of any public or private company;

the receipt of any gifts of significant value or cost from any company with which a Fund has current or prospective business dealings;

  the receipt of any entertainment from any company with which a Fund has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent nor so extensive as to raise any question of impropriety;

  any ownership interest in, or any consulting or employment relationship with, any of the Fund’s non-public service providers, other than Seligman, Seligman Advisors, Inc., Seligman Services, Inc., Seligman Data Corp. or any affiliated person thereof;

  a direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer’s employment, such as compensation or equity ownership.

III.	Disclosure and Compliance

each Covered Officer should familiarize himself with the disclosure requirements generally applicable to a Fund;

  each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside the Fund, including to the Fund’s directors and auditors, and to governmental regulators and self-regulatory organizations;

  each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and Seligman with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Fund files with, or submits to, the SEC and in other public communications made by the Fund; and

it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

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IV.	Reporting and Accountability

Each Covered Officer must:

upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

annually thereafter affirm to the Board that he has complied with the requirements of the Code;

not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

notify Seligman’s General Counsel, Associate General Counsel or Director of Compliance promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

Seligman’s General Counsel (or his designee) is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation.[1] However, any approvals or waivers[2] granted to the Covered Officer will be promptly reported to the Chairman of the appropriate Fund’s Board Operations Committee and reported to the appropriate Fund’s Board at its next regular meeting.

The following procedures will be followed in investigating and enforcing this Code:

Seligman’s General Counsel (or his designee) will take all appropriate action to investigate any potential violations reported to him;

if, after such investigation, Seligman’s General Counsel believes that no violation has occurred, he is not required to take any further action;.

any matter that the General Counsel believes is a violation will be reported to the appropriate Board;

if the appropriate Board concurs that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate

[1]	The General Counsel (or his designee) is authorized to consult, as appropriate, with counsel to the Funds and the Independent Directors, and is encouraged to do so.
[2]	“Waiver” is defined as “the approval by the registrant of a material departure from a provision of the code of ethics” and “implicit waiver,” which must also be disclosed, is defined as “the registrant’s failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer” of the registrant.

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modifications to, applicable policies and procedures; notification to appropriate personnel of Seligman or its board; or a recommendation to dismiss the Covered Officer; and

any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.
V.	Other Policies and Procedures
This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, Seligman, Seligman Advisors, Inc., Seligman Services, Inc., Seligman Data Corp., or other service providers or any of their affiliates govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds’, Seligman’s and Seligman Advisors, Inc.’s and their affiliates’ codes of ethics under Rule 17j-1 under the Investment Company Act and any other policies and procedures of such entities are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI.	Amendments

Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board of each Fund, including a majority of the independent directors.

VII.	Confidentiality

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Fund’s Board and its counsel, members of Seligman’s Board of Directors and members of Seligman’s Law and Regulation Department.

VIII.	Internal Use

This Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Fund, as to any fact, circumstance, or legal conclusion.

September 18, 2003

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Exhibit A

Persons Covered by this Code of Ethics

Principal Executive Officer - Brian T. Zino
Principal Financial Officer - Lawrence P. Vogel

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EXHIBIT ITEM 11 (a)(2)
RULE 30a-2(a) CERTIFICATIONS

I, Brian T. Zino, certify that:

1.	I have reviewed this report on Form N-CSR of Seligman Investment Grade Fixed Income Fund, Inc.;
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(c)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant's other certifying officers and I have disclosed, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

	(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: December 3, 2004	/S/ BRIAN T. ZINO
Brian T. Zino
Principal Executive Officer

     EXHIBIT ITEM 11 (a)(2)
RULE 30a-2(a) CERTIFICATIONS

I, Lawrence P. Vogel, certify that:

1.	I have reviewed this report on Form N-CSR of Seligman Investment Grade Fixed Income Fund, Inc.;
2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) for the registrant and have:

(a)	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)	Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(c)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant's other certifying officers and I have disclosed, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)	All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

	(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: December 3, 2004	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Principal Financial Officer

EXHIBIT 10 (b)
RULE 30a-2(b) CERTIFICATION

In connection with this report on Form N-CSR for the registrant as furnished to the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as applicable; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
Chief Executive Officer

Date:	December 3, 2004

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Chief Financial Officer

Date:	December 3, 2004